SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 4, 2002

                                   AT&T CORP.

               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

             1-1105                             13-4924710

     (Commission File Number)           (IRS Employer Identification No.)


     900 Routes 202-206 North                        07921
      Bedminster, New Jersey

                                                  (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (908) 221-2000


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.    OTHER EVENTS.


         On November 4, 2002, AT&T Corp. issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)   Exhibits.


         Exhibit 99.1 Press Release, dated November 4, 2002.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 4, 2002                               AT&T CORP.
                                                     (Registrant)



                                           By:      /s/  Robert S. Feit
                                                 -------------------------------
                                                 Name:  Robert S. Feit
                                                 Title: Vice President--Law and
                                                        Secretary




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                                  EXHIBIT INDEX
                                  -------------

99.1     Press Release, dated November 4, 2002.